OPPENHEIMER ENTERPRISE FUND

                 Supplement dated April 1, 1996 to the
                    Prospectus dated November 7, 1995

The Prospectus is changed as follows:

     Effective April 1, 1996, the Fund's Distributor, OppenheimerFunds Distributor, Inc., will not accept any orders to purchase shares of the Fund, whether such orders are submitted by brokers, dealers or other financial institutions, or directly by investors, or by exchange requests from a shareholder owning shares of another Oppenheimer fund (or by a broker of record acting on behalf of a shareholder), except as set forth below. Additional shares may be purchased by reinvestment of dividends and/or capital gains distributions paid by the Fund to persons who were shareholders of the Fund as of March 31, 1996, and who elected to reinvest dividends and/or capital gains distributions prior to April 1, 1996. Persons who owned shares of the Fund prior to April 1, 1996, may purchase additional shares of the Fund in amounts not exceeding $5,000 per account per month for those accounts that existed prior to April 1, 1996 (for accounts held in nominee or "street" name, that limit applies to the accounts of the underlying clients or customers, including participants in employee benefit or retirement plans held in the name of a trustee or plan administrator).

     The section of the Prospectus entitled "How To Buy Shares," starting on page 16 of the Prospectus, and all other applicable sections of the Prospectus are modified accordingly by this supplement.


April 1, 1996